UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2025

Angel Studios, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41150	86-3483780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 W Center St.
Provo, UT 84601

(Address of principal executive offices)

(760) 933-8437

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ANGX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure

As of the date of this report, theatrical presales for Angel Studios, Inc.’s (“Angel” or the “Company”) upcoming animated musical DAVID totaled approximately $14 million.

The Company previously disclosed in a November 13, 2025 press release that DAVID had generated nearly $3 million in theatrical presales during its first three weeks on sale. On November 26, 2025, the Company further disclosed in a subsequent press release that theatrical presales for DAVID had increased to nearly $6 million, alongside the announcement of an expanded international theatrical rollout across 43 markets.

The continued increase in theatrical presales reflects sustained exhibitor participation and audience demand ahead of the film’s nationwide theatrical release scheduled for December 19, 2025.

The information provided under this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

The Company cautions that theatrical presales represent advance ticket purchases and do not constitute recognized revenue. Actual box office performance may differ materially from presale figures and is subject to a number of factors, including audience attendance, competitive releases, market conditions, and other risks.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including statements regarding anticipated theatrical performance and the timing and success of the release of DAVID. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Important factors that could cause such differences are described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEL STUDIOS, INC.

Date: December 16, 2025	By:	/s/ Scott Klossner
Scott Klossner
Chief Financial Officer